OPPENHEIMER CONVERTIBLE SECURITIES FUND
                   Supplement dated February 2, 2001 to the
                        Prospectus dated February 2, 2001

 .
      Class N shares of Oppenheimer Convertible Securities Fund are currently not being offered for sale.


















February 2, 2001                                                    PS0345.010






345PS010.doc